UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  February 27, 2020

Arch Coal, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-13105	43-0921172
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

CityPlace One
One CityPlace Drive, Suite 300
St. Louis, Missouri 63141
(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code:  (314) 994-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $.01 par value	ARCH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 28, 2020, Arch Coal, Inc. (the “Company”) announced that John W. Eaves will retire as the Company’s Chief Executive Officer, effective at the conclusion of the Company’s annual meeting of stockholders on April 30, 2020. On February 27, 2020, the Board of Directors of the Company (the “Board”) appointed Paul A. Lang, the Company’s President and Chief Operating Officer, to succeed Mr. Eaves and to serve as President and Chief Executive Officer, effective at the conclusion of the Company’s annual meeting of stockholders on April 30, 2020.

Mr. Lang, age 59, has served as the Company’s President and Chief Operating Officer since April 2015. He previously served as the Company’s Executive Vice President and Chief Operating Officer from April 2012 to April 2015, and has held a variety of engineering and operating positions at both the Company’s eastern and western operations since joining the Company in 1984.

Also on February 27, 2020, the Board increased the size of the Board to nine directors and elected, effective immediately, Mr. Lang, to fill the newly-created vacancy and to serve until the Company’s 2020 annual meeting of stockholders or until his successor is duly elected and qualified. Mr. Lang was not appointed to serve on any committees of the Board. As an executive officer of the Company, Mr. Lang will not receive any additional compensation in connection with his service on the Board.

Item 7.01	Regulation FD Disclosure.

On February 27, 2020, the Board determined that John W. Eaves will succeed James Chapman as Executive Chairman of the Board and that James Chapman will become Lead Independent Director, each effective at the conclusion of the Company’s annual meeting of stockholders on April 30, 2020.

On February 28, 2020, the Company issued a press release announcing its executive succession plan. A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated by reference herein.

The information contained in Item 7.01 and the exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Press Release, dated February 28, 2020

104	Cover Page Interactive Data File (formatted as Inline XBRL)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 28, 2020	Arch Coal, Inc.

	By:	/s/ Robert G. Jones
Robert G. Jones
Senior Vice President – Law, General Counsel and Secretary